Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

BOSTON COMMON U.S. EQUITY FUND
ticker: BCAMX

Supplement dated May 15, 2015 to the
Summary Prospectus, Prospectus and Statement of Additional Information
dated January 30, 2015

Please be advised that, as of May 15, 2015, Mr. Thomas Darling is no longer with Boston Common Asset Management, and will no longer serve as a Portfolio Manager to the Boston Common U.S. Equity Fund.  Accordingly, all references to Mr. Darling are removed from the Summary Prospectus, Statutory Prospectus and Statement of Additional Information.

Please retain this Supplement with the Summary Prospectus, Prospectus and the Statement of Additional Information.